                                                                    EXHIBIT (16)



                       ENTERPRISE FUND -- CLASS A SHARES



        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.12
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,163.64    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     16.36%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.12
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,234.85    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     23.48%    =  T
TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.12
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,871.40    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     13.35%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.12
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,985.15    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     14.70%    =  T

                       ENTERPRISE FUND -- CLASS A SHARES



        TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1996



Formula.....................................................    P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................       $15.12
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $3,759.59    =  ERV
One year period ended 12/31/96..............................           10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................       14.16%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................       $15.12
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $3,989.05    =  ERV
One year period ended 12/31/96..............................           10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................       14.84%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................    P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................       $15.12
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $196,372.80    =  ERV
Inception through 12/31/96..................................        42.98    =  (n)
TOTAL RETURN FOR THE PERIOD.................................       13.07%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................       $15.12
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $208,550.58    =  ERV
Inception through 12/31/96..................................        42.98    =  (n)
TOTAL RETURN FOR THE PERIOD.................................       13.23%    =  T

                       ENTERPRISE FUND -- CLASS A SHARES



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION


                      INCEPTION THROUGH DECEMBER 31, 1996



Formula.....................................................      ERV - P    =  T
                                                                        P
Including Payment of the Sales Charge
Net Asset Value.............................................       $15.12
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $196,372.80    =  ERV
TOTAL RETURN FOR THE PERIOD.................................   19,537.28%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................       $15.12
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $208,550.58    =  ERV
TOTAL RETURN FOR THE PERIOD.................................   20,755.06%    =  T

                       ENTERPRISE FUND -- CLASS B SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,174.84    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     17.48%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,224.84    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     22.48%    =  T
TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,891.11    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     13.59%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,906.11    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     13.77%    =  T

                       ENTERPRISE FUND -- CLASS B SHARES


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,098.99    =  ERV
Inception through 12/31/96..................................       5.03    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     15.88%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,098.99    =  ERV
Inception through 12/31/96..................................       5.03    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     15.88%    =  T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION


                      INCEPTION THROUGH DECEMBER 31, 1996



Formula.....................................................    ERV - P    =  T
                                                                -------
                                                                   P
Including Payment of the CDSC
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,098.99    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    109.90%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $14.91
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,098.99    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    109.90%    =  T

                       ENTERPRISE FUND -- CLASS C SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,215.99    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     21.60%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,225.99    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     22.60%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,710.58    =  ERV
Inception through 12/31/96..................................       3.45    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     16.84%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,710.58    =  ERV
Inception through 12/31/96..................................       3.45    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     16.84%    =  T

                       ENTERPRISE FUND -- CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION


                      INCEPTION THROUGH DECEMBER 31, 1996



Formula.....................................................  ERV - P    =  T
                                                              -------
                                                                 P
Including Payment of the CDSC
Net Asset Value.............................................   $15.01
Initial Investment..........................................  $1,000.00   = P
Ending Redeemable Value.....................................  $1,710.58   = ERV
TOTAL RETURN FOR THE PERIOD.................................   71.06%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................   $15.01
Initial Investment..........................................  $1,000.00   = P
Ending Redeemable Value.....................................  $1,710.58   = ERV
TOTAL RETURN FOR THE PERIOD.................................   71.06%    =  T